UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 2006

                             PHASE III MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                   0-10909                     22-2343568
     (State Or Other             (Commission                  (IRS Employer
     Jurisdiction Of              File Number)              Identification No.)
     Incorporation)

   330 South Service Road, Suite 120
          Melville, New York                                     11747
-------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (631)-574-4955

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

         On June 2, 2006, Phase III Medical, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with 17 accredited investors listed therein (the "Investors"). Pursuant to the Securities Purchase Agreement, the Company issued to each Investor shares of its common stock, par value $.001 per share (the "Common Stock"), at a per-share price of $0.044, along with a five-year warrant to purchase a number of shares of Common Stock equal to 50% of the number of shares of Common Stock purchased by the Investor (the "Warrants," and together with the Common Stock issued, the "Securities"). The gross proceeds from the sale were $2,079,000.

         The Company was required to issue the Securities upon reaching a minimum aggregate investment of $2,000,000, and the Company may issue further Securities up to a maximum aggregate investment of $3,000,000.

         Pursuant to the terms of the Securities Purchase Agreement, the Company expanded the size of its Board to four directors, and appointed Dr. Robin L. Smith as Chairman of the Board and Chief Executive Officer of the Company. The Company has also agreed to expand the size of the Board upon the initial closing under the Securities Purchase Agreement to permit an Investor, DCI Master LDC, who acted as lead investor under the Securities Purchase Agreement to appoint one additional independent member to the Company's Board of Directors should they choose to do so. The Securities Purchase Agreement also prohibits the Company from taking certain action without the approval of a majority of the Board of Directors for so long as DCI Master LDC owns at least 20% of the Common Stock, including making loans, guarantying indebtedness, incurring indebtedness that is not already included in a Board approved budget on the date of the Securities Purchase Agreement that exceeds $100,000, encumbering the Company's technology and intellectual property or entering into new or amending employment agreements with executive officers. DCI Master LDC is also granted access to Company facilities and personnel and given other information rights pursuant to the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, all current and future officers and directors of the Company may not, without the prior written consent of DCI Master LDC, dispose of any shares of capital stock of the Company, or any securities convertible into, or exchangeable for or containing rights to purchase, shares of capital stock of the Company until three months after the effective date of the Registration Statement required to be filed pursuant to the Securities Purchase Agreement.

         The officers of the Company, as a condition of the initial closing under the Securities Purchase Agreement, entered into letter agreements with the Company pursuant to which they converted an aggregate of $278,653.55 of accrued salary into shares of Common Stock at a per share price of $0.044. After adjustments for applicable payroll and withholding taxes which were paid by the Company, the Company issued to such officers an aggregate of 3,799,821 shares of Common Stock. The Company also adopted an Executive Officer Compensation Plan, effective as of the date of closing of the Securities Purchase Agreement and pursuant to the letter agreements each officer agreed to be bound by the Executive Compensation Plan. In addition to the conversion of accrued salary, the letter agreements provide for a reduction by 25% in base salary for each officer, the granting of options to purchase shares of Common Stock under the Company's 2003 Equity Purchase Plan (the "2003 EPP") which become exercisable upon the Company achieving certain revenue milestones and the acceleration of the vesting of certain options and restricted shares held by the officers.

         In connection with the Securities Purchase Agreement, on June 2, 2006 the Company entered into a Registration Rights Agreement with each of the Investors (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company will prepare and file no later than June 30, 2006 a Registration Statement with the SEC to register the shares of Common Stock issued to Investors and the shares of Common Stock underlying the Warrants. In the event that the Registration Statement is not declared effective by the SEC within 150 days of the closing date of the Securities Purchase Agreement, the Company shall pay to each Investor an amount equal to 1% of the purchase price of the Securities purchased by the Investor, and shall pay such amount for each month or partial month that the Registration Statement is not declared effective by the SEC.

         Dr. Smith, the Company's CEO and Chairman of the Board, purchased 500,000 shares of Common Stock and Warrants to purchase 250,000 shares of Common Stock pursuant to the terms of the Securities Purchase Agreement.

         On May 26, 2006, the Company entered into an employment agreement with Dr. Robin Smith, effective upon the closing of the Securities Purchase Agreement, as discussed below in Item 5.02 of this Current Report on Form 8-K.

Item 3.02.        Unregistered Sales of Equity Securities.

         On June 2, 2006, the Company issued an aggregate of 47,249,992 shares of Common Stock to Investors pursuant to the Securities Purchase Agreement, at a price per share of $0.044, for an aggregate offering price of $2,079,000. The Company also issued to each Investor, in addition to the shares of Common Stock, five-year warrants to purchase up to an aggregate of 23,624,991 shares of Common Stock, at an exercise price of $0.08 per share. In addition, the Company issued an aggregate of 3,799,821 shares of Common Stock to certain officers of the Company for conversion of an aggregate of $278,653.55 of accrued salary (less adjustments for applicable payroll and withholding taxes), pursuant to the terms of the Securities Purchase Agreement. The Company also issued to its Chief Financial Officer 289,737 shares of Common Stock in conversion of $7,615.38 in expenses that the Company was required to reimburse Mr. May.

         Pursuant to the terms of Dr. Smith's employment agreement, as discussed below in Item 5.02 of this Current Report on Form 8-K, the Company issued 1,000,000 shares of unregistered Common Stock to Dr. Robin L. Smith, the Company's Chief Executive Officer and Chairman, in connection with financial advisory services rendered to the Company under her advisory agreement in connection with the initial closing under the Securities Purchase Agreement. The advisory agreement was terminated upon Dr. Smith entering into her employment agreement.

         Pursuant to the Company's financial advisory agreement with Duncan Capital Group LLC, the Company issued to Duncan 2,400,000 shares of Common Stock in connection with the initial closing under the Securities Purchase Agreement.

         Upon the effective date of the employment agreement between the Company and Dr. Smith, Dr. Smith was awarded 2,000,000 shares of Common Stock of the Company, and options to purchase 5,400,000 shares of Common Stock, which options expire ten years from the date of grant. The exercise price of the options is as follows: (i) $.053 as to the first 1,000,000 options exercised, (ii) $.08 as to the second 1,000,000 options exercised, (iii) $.10 as to the third 1,000,000 options exercised, (iv) $.16 as to the next 1,200,000 options exercised, and (v) $.25 as to the remainder of the options exercised. 3,000,000 of the options shall vest immediately, 1,200,0000 options shall vest on the first anniversary of the grant date and 1,200,0000 options shall vest on the second anniversary of the grant date. If Dr. Smith pays the exercise price with shares of common stock, the option agreement provides that Dr. Smith shall be granted a "reload" option to purchase the sum of (i) the number of shares of common stock equal to the sum of the number of shares used to exercise the option (or the number of shares not received if Dr. Smith paid the option price by receiving a reduced number of shares on exercise), and (ii) in the case of non-qualified stock options, the number of shares of common stock used to satisfy any tax withholding requirement related to the exercise of such option. The term of a reload option will be equal to the remaining term of the option which gave rise to the reload option.

         The sales of the above securities were exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended and/or Regulation D thereunder.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         As of June 2, 2006, Mark Weinreb, the Company's Chairman, Chief Executive Officer and President, resigned as Chairman and Chief Executive Officer of the Company. Mr. Weinreb will continue to serve as a director and President of the Company.

         As of June 2, 2006, Dr. Robin L. Smith was appointed by the Board as Chairman of the Board of Directors of the Company, to serve until the next annual meeting of shareholders, and was appointed by the Board as Chief Executive Officer of the Company. Prior to joining the Company, Dr. Smith, 41, has acted as an advisor to numerous funds and investment bankers as well as a senior consultant to both publicly traded and privately held companies. Prior to these activities Dr. Smith served as President & Chief Executive Officer of IP2M, a Houston based technology company. Before joining the IP2M management team, Dr. Smith was Executive Vice President & Chief Medical Officer for HealthHelp, Inc., a National Radiology Management company which managed 14% of the health care dollars spent by insurance companies such as Aetna US Healthcare, Blue Cross and Blue Shield and Humana. Dr Smith also serves on the Board of Directors of two private companies, Talon Air and Biomega, as well as serves as Co-Chairman of the Board for the New York University Hospital For Joint Diseases.

         Dr. Smith received her post-graduate training in the surgical subspecialty and obtained her medical degree from Yale University where she received the Janet M. Glaslow Memorial Achievement Citation, was elected to Alpha Omega Alpha and chosen to be a Farr Scholar. Dr. Smith was one of the first graduates of the U.S. Quality Algorithms Managed Care Fellowship between U.S. Healthcare and Thomas Jefferson Medical College. Dr. Smith's interest in medical management led her to pursue a Masters Degree in business administration at the Wharton School of Business where in sixteen months she completed a double major in health care administration and operations management as well as made the Directors List. As the creator of the bimonthly Managed Care Clinical Corner editorial, Dr. Smith was appointed to the editorial board of Disease Management. Dr. Smith holds memberships in the National Association of Managed Care Physicians, American College of Physician Executives, American Association for the Advancement of Science, Society for Neuroscience, and the Association for Chemoreception Sciences and has been published extensively.

         In September 2005, Dr. Smith entered into an advisory agreement with the Company pursuant to which Dr. Smith agreed to become Chairman of the Company's advisory board. Under the terms of the advisory agreement, Dr. Smith was required to provide various business and scientific advice to the Company for a period of one year in consideration for which she received 500,000 shares of Common Stock and warrants to purchase 240,000 shares of Common Stock. The warrants are exercisable at $.08 per share, the closing price of the Common Stock on the date of grant, and were scheduled to vest as to 20,000 shares per month during the term of the agreement. Dr. Smith received registration rights for such shares of Common Stock and Common Stock underlying warrants. In January 2006, the Company and Dr. Smith entered into a supplement to the advisory agreement to set forth certain supplemental understandings with respect to a potential financing transaction. Under the supplement to the advisory agreement, Dr. Smith agreed that through April 30, 2006 (as such date was later extended) Dr. Smith would provide additional business and financial advisory services beyond those set forth in the original agreement. In return, Dr. Smith would receive upon the closing of a financing (i) 200,000 shares of Common Stock and a cash payment in the amount of $25,000 if the gross proceeds of the financing are at least $500,000; (ii) 400,000 shares of Common Stock and a cash payment in the amount of $50,000 if the gross proceeds of the financing are at least $1,000,000; (iii) 800,000 shares of Common Stock and a cash payment in the amount of $100,000 if the gross proceeds of the financing are at least $2,000,000; (iv) 1,000,000 shares of Common Stock and a cash payment in the amount of $150,000 if the gross proceeds of the financing are at least $3,000,000; (v) 1,200,000 shares of Common Stock and a cash payment of $175,000 if the gross proceeds of the financing are at least $3,500,000; and (vi) 1,600,000 shares of Common Stock and a cash payment in the amount of $200,000 if the gross proceeds of the financing are at least $4,000,000. Dr. Smith was also entitled to receive a cash payment of $3,000 for each of January, February and March 2006.

         On May 26, 2006, the Company entered into an employment agreement with Dr. Smith (the "Employment Agreement"), pursuant to which Dr. Smith will serve as the Chief Executive Officer of the Company for a period of two years, which term shall be renewed for successive one-year terms unless otherwise terminated by Dr. Smith or the Company. The effective date of the Employment Agreement was June 2, 2006, the date of the initial closing under the Securities Purchase Agreement. Dr. Smith shall receive a base salary of $180,000 per year, which shall be increased to $236,000 after the first year anniversary of the effective date of the Employment Agreement. If the Company raises an aggregate of $5,000,000 through equity or debt financing (with the exception of the financing discussed in Item 1.01 hereof), Dr. Smith's base salary shall be raised to $275,000. Dr. Smith shall also be eligible for an annual bonus determined by the Board, a car allowance of $1,000 per month and variable life insurance with payments not to exceed $1,200 per month. Pursuant to the Employment Agreement, Dr. Smith's advisory agreement with the Company, as supplemented, was terminated, except that (i) the vesting of the warrant to purchase 240,000 shares of Common Stock granted thereunder was accelerated so that the warrant became fully vested as of the effective date of the employment agreement, (ii) Dr. Smith received $103,000 in cash and 1,000,000 shares upon the initial closing under the Securities Purchase Agreement, (iii) if an aggregate of at least $3,000,000 is raised and/or other debt or equity financings prior to August 15, 2006, Dr. Smith shall receive an additional payment of $50,000, and
(iv) all registration rights provided in the advisory agreement shall continue in effect. Upon the effective date of the Employment Agreement, Dr. Smith was awarded under the Company's 2003 Equity Purchase Plan 2,000,000 shares of Common Stock of the Company, and options to purchase 5,400,000 shares of Common Stock, which options expire ten years from the date of grant.

         Dr. Smith also purchased shares of Common Stock and Warrants pursuant to the Stock Purchase Agreement, as described above in Item 1.01 of this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit 10.1 Securities Purchase Agreement, dated June 2, 2006, between Phase III Medical, Inc. and certain investors listed therein

Exhibit 10.2 Registration Rights Agreement, dated June 2, 2006, between Phase III Medical, Inc. and certain investors listed therein

Exhibit 10.3 Form of Warrant to Purchase Shares of Common Stock of Phase III Medical, Inc.

Exhibit 10.4        Employment Agreement between Phase III Medical, Inc. and Dr.
                    Robin L. Smith, dated May 26, 2006

Exhibit 10.5 Letter Agreement between Phase III Medical, Inc. and Mark Weinreb effective as of June 2, 2006.

Exhibit 10.6        Letter  Agreement  between  Phase  III  Medical,   Inc.  and
                    Catherine M. Vaczy effective as of June 2, 2006

Exhibit 10.7        Letter Agreement  between Phase III Medical,  Inc. and Larry
                    A. May effective as of June 2, 2006

Exhibit 10.8        Letter Agreement  between Phase III Medical,  Inc. and Wayne
                    A. Marasco effective as of June 2, 2006

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PHASE III MEDICAL, INC.



                                       By:      /s/ Catherine M. Vaczy
                                                --------------------------
                                                Catherine M. Vaczy
                                                Executive Vice President and
                                                General Counsel




Dated: June 8, 2006

                                  EXHIBIT INDEX


Exhibit Number      Description
--------------      -----------

Exhibit 10.1 Securities Purchase Agreement, dated June 2, 2006, between Phase III Medical, Inc. and certain investors listed therein

Exhibit 10.2 Registration Rights Agreement, dated June 2, 2006, between Phase III Medical, Inc. and certain investors listed therein

Exhibit 10.3 Form of Warrant to Purchase Shares of Common Stock of Phase III Medical, Inc.

Exhibit 10.4        Employment Agreement between Phase III Medical, Inc. and Dr.
                    Robin L. Smith, dated May 26, 2006

Exhibit 10.5 Letter Agreement between Phase III Medical, Inc. and Mark Weinreb effective as of June 2, 2006.

Exhibit 10.6        Letter  Agreement  between  Phase  III  Medical,   Inc.  and
                    Catherine M. Vaczy effective as of June 2, 2006

Exhibit 10.7        Letter Agreement  between Phase III Medical,  Inc. and Larry
                    A. May effective as of June 2, 2006

Exhibit 10.8        Letter Agreement  between Phase III Medical,  Inc. and Wayne
                    A. Marasco effective as of June 2, 2006